Exhibit 10.2

FIRST AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into this 7th day of August, 2007, by and among SUPERIOR ESSEX COMMUNICATIONS LP, a Delaware limited partnership (“Communications”), ESSEX GROUP, INC., a Michigan corporation (“Essex”, together with Communications, “Borrowers”), the financial institutions listed on the signature page hereto (“Lenders”), and BANK OF AMERICA, N.A., a national banking association, as agent for the Lenders (together with its successors in such capacity, “Agent”).

Recitals:

Agent, Lenders and Borrowers are parties to a certain Amended and Restated Loan and Security Agreement dated as of April 14, 2006 (as at any time amended, restated, supplemented or otherwise modified, the “Loan Agreement”) pursuant to which Lenders have made certain revolving credit loans and other financial accommodations available to Borrowers.

The parties desire to amend the Loan Agreement as hereinafter set forth.

NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.                                                 Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

2.                                                 Amendments to Loan Agreement. The Loan Agreement is hereby amended, as of April 14, 2006, as follows:

(a)          By deleting clause (h) in the definition of “Restricted Investment” and by substituting in lieu thereof the following:

(h)         Investments in SE Holding, Femco, JV Europe and the China Investment to the extent existing on the Closing Date; and

(b)         By deleting the definition of “Subsidiary” contained in Section 1 of the Loan Agreement and by substituting in lieu thereof the following in proper alphabetical sequence:

Subsidiary - any entity at least 50% of whose voting securities or Equity Interests is owned by a Borrower or any combination of Borrowers (including indirect ownership by a Borrower through other entities in which such Borrower directly or indirectly owns 50% of the voting securities or Equity Interests); provided, however, that none of Femco, SE Holding, JV Europe, nor any of their subsidiaries shall be deemed a Subsidiary.

(c)             By adding the new definition “Femco” to Section 1 of the Loan Agreement in proper alphabetical sequence:

Femco - Femco Magnet Wire Corp., an Indiana corporation.

(d)            By deleting the phrase “(including its direct and indirect Subsidiaries and SE Holding and its subsidiaries)” from Section 9.1.8 of the Loan Agreement and by substituting in lieu thereof “(including its direct and indirect Subsidiaries, Femco and SE Holding and its subsidiaries)”.

(e)             By deleting the phrase “(including its Subsidiaries and SE Holding and its subsidiaries)” from Section 10.1.2(a) of the Loan Agreement and by substituting in lieu thereof “(including its direct and indirect Subsidiaries, Femco and SE Holding and its subsidiaries)”.

(f)               By deleting the phrase “(including Borrowers, its Subsidiaries and SE Holding and its Subsidiaries)” from Section 10.1.2(b) of the Loan Agreement and by substituting in lieu thereof “(including Borrowers, its Subsidiaries, Femco and SE Holding and its Subsidiaries)”.

(g)            By deleting clause (a) of Section 10.2.7 of the Loan Agreement and by substituting in lieu thereof the following:

(a)                 advances to an officer or employee of a Borrower, a Subsidiary, Femco, JV Europe, or SE Holding (or any Subsidiary thereof) for salary, bonus, travel expenses, moving and other relocation expenses, commissions and similar items in the Ordinary Course of Business;

(h)            By deleting Section 10.2.12 of the Loan Agreement and by substituting in lieu thereof the following:

10.2.12    Tax Consolidation

File or consent to the filing of any consolidated income tax return with any Person other than SEI, Parent, Borrowers, Subsidiaries, Femco, and SE Holding and its Subsidiaries.

3.                      Ratification and Reaffirmation.   Each Borrower hereby ratifies and reaffirms the Obligations, each of the Loan Documents and all of such Borrower’s covenants, duties, indebtedness and liabilities under the Loan Documents.

4.                      Acknowledgments and Stipulations.   Each Borrower acknowledges and stipulates that the Loan Agreement and the other Loan Documents executed by such Borrower are legal, valid and binding obligations of such Borrower that are enforceable against such Borrower in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); the security interests and liens granted by each Borrower in favor of Agent, for its benefit and the benefit of

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Lenders, are duly perfected, first priority security interests and liens; and the unpaid principal amount of the Loans on and as of August 6, 2007, totaled $0 and the aggregate face amount of all outstanding Letters of Credit on and as of August 6, 2007 is $774,000.00.

5.                      Representations and Warranties.   Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate action on the part of such Borrower and this Amendment has been duly executed and delivered by such Borrower; and all of the representations and warranties made by such Borrower in the Loan Agreement are true and correct on and as of the date hereof.

6.                      Reference to Loan Agreement.   Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

7.                      Breach of Amendment.   This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

8.                      Conditions Precedent.   The effectiveness of the amendments contained in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent, in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing by Agent:

(a)             Agent shall have received an original counterpart of this Amendment duly executed by Borrowers and an original counterpart of the Consent and Reaffirmation duly executed by Guarantors;

(b)            Agent shall have received certificate of resolutions from each Borrower authorizing this Amendment; and

(c)             Agent shall have received such additional documents, instruments and certificates as Agent shall require in connection herewith.

9.                      Acknowledgement Regarding Rockford Real Property.   Borrowers have advised Agent that Essex Wire Corporation intends to sell certain real property located at 2816 North Main Street, Rockford, Winnebago County, Illinois (the “Rockford Real Property”) and request that Agent release its Lien upon the Rockford Real Property. Agent acknowledges that upon the sale of the Rockford Real Property, Agent will release its Liens upon the Rockford Real Property as provided for under Section 12.2.1 of the Loan Agreement.

10.               Expenses of Agent.   Borrowers agree to pay, on demand, all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

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11.               Effectiveness; Governing Law.   This Amendment shall be effective upon acceptance by Agent in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

12.               Successors and Assigns.   This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13.               No Novation, etc.   Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

14.               Counterparts; Telecopied Signatures.   This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or portable document file by electronic mail transmission shall be deemed to be an original signature hereto.

15.               Further Assurances.   Each Borrower agrees to take such further actions as Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

16.               Section Titles.   Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

17.               Waiver of Jury Trial.   To the fullest extent permitted by applicable law, the parties hereto each hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

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signatures appear on following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers on the date first written above.

BORROWERS:

SUPERIOR ESSEX COMMUNICATIONS LP

By:
David S. Aldridge, Executive Vice President, Chief Financial Officer and Treasurer

Address:
150 Interstate North Parkway
Atlanta, Georgia 30339
Attention: Chief Financial Officer
Telecopier No.: (770) 657-6590

ESSEX GROUP, INC.

By:
David S. Aldridge, Executive Vice President, Chief Financial Officer and Treasurer

Address:
c/o Superior Essex Communications LP
150 Interstate North Parkway
Atlanta, Georgia 30339
Attention: Chief Financial Officer
Telecopier No.: (770) 657-6590

AGENT:
BANK OF AMERICA, N.A.
As Agent

By:
Name:
Title:

Address:
300 Galleria Parkway, Suite 800
Atlanta, Georgia 30339
Attention: Loan Administration Manager
Telecopier No.: (770) 839-2483

LENDERS:
BANK OF AMERICA, N.A.

By:
Name:
Title:

Address:
300 Galleria Parkway, Suite 800
Atlanta, Georgia 30339

LIBOR Lending Office:
300 Galleria Parkway, Suite 800 Atlanta, Georgia 30339 Attention: Loan Administration Manager Telecopier No.: (770) 839-2483

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title:

Address:
GE Corporate Financial Services 201 Merritt 7, PO Box 5201 Norwalk, Connecticut 06856

LIBOR Lending Office:
GE Corporate Financial Services 201 Merritt 7, PO Box 5201 Norwalk, Connecticut 06856 Attention: Jessica Hutson, Superior Essex contact Telecopier No.: (203) 229 - 5791

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

Address:
171 17th Street, NW Atlanta, Georgia 30363

LIBOR Lending Office:
171 17th Street, NW Atlanta, Georgia 30363 Attention: Dan Denton Telecopier No.: (404) 214-3964

CONSENT AND REAFFIRMATION

Each of the undersigned guarantors of the Obligations of Borrowers at any time owing to Agent and Lenders hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Amended and Restated Loan and Security Agreement; (ii) consents to Borrowers’ execution and delivery thereof; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever its respective guaranty of the Obligations and reaffirms that such guaranty is and shall remain in full force and effect.

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation as of the date of such First Amendment to Amended and Restated Loan and Security Agreement.

SUPERIOR ESSEX INC.

By:
David S. Aldridge, Executive Vice President, Chief Financial Officer and Treasurer

SUPERIOR ESSEX HOLDING CORP.

By:
David S. Aldridge, Executive Vice President, Chief Financial Officer and Treasurer

ESSEX INTERNATIONAL, INC.

By:
David S. Aldridge, Executive Vice President, Chief Financial Officer and Treasurer

ESSEX CANADA INC.

By:
David S. Aldridge, Executive Vice President, Chief Financial Officer and Treasurer

ESSEX GROUP MEXICO INC.

By:
David S. Aldridge, Executive Vice President, Chief Financial Officer and Treasurer

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ESSEX GROUP, INC.

By:
David S. Aldridge, Executive Vice President, Chief Financial Officer and Treasurer

ESSEX WIRE CORPORATION

By:
David S. Aldridge, Executive Vice President, Chief Financial Officer and Treasurer

ESSEX MEXICO HOLDINGS, L.L.C.

By:
David S. Aldridge, Executive Vice President, Chief Financial Officer and Treasurer